Comparative Information	12 Months Ended
Jun. 30, 2023
Comparative Information [Abstract]
Comparative Information

Note 5. Comparative Information

The information as of June 30, 2022 and for the year ended June 30, 2022 and for the periods of January 1, 2021 through June 30, 2021 and from August 21, 2020 through December 31, 2020 disclosed for comparative purposes arises from the consolidated financial statements of Moolec as of those dates.

Certain amounts in the prior year financial statements have been reclassified to conform to the current year presentation.

The exchange of shares related to the Capital Reorganization contemplated by the Business Combination Agreement, explained in Note 2, has been given a retrospective effect in the share capital of the statement of changes in equity and in Net loss per share purposes in Note 27.